Exhibit 4.22

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-1	ISSUANCE DATE: JANUARY 21, 2011
$18,400,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to ING USA ANNUITY AND LIFE INSURANCE COMPANY, or registered assigns, the principal sum of EIGHTEEN MILLION FOUR HUNDRED THOUSAND DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-2	ISSUANCE DATE: JANUARY 21, 2011
$13,900,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to RELIASTAR LIFE INSURANCE COMPANY, or registered assigns, the principal sum of THIRTEEN MILLION NINE HUNDRED THOUSAND DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-3	ISSUANCE DATE: JANUARY 21, 2011
$9,900,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to ING LIFE INSURANCE AND ANNUITY COMPANY, or registered assigns, the principal sum of NINE MILLION NINE HUNDRED THOUSAND DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-4	ISSUANCE DATE: JANUARY 21, 2011
$7,500,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to ING USA ANNUITY AND LIFE INSURANCE COMPANY, or registered assigns, the principal sum of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-5	ISSUANCE DATE: JANUARY 21, 2011
$300,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, or registered assigns, the principal sum of THREE HUNDRED THOUSAND DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-6	ISSUANCE DATE: JANUARY 21, 2011
$40,000,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to HARE & CO., or registered assigns, the principal sum of FORTY MILLION DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-7	ISSUANCE DATE: JANUARY 21, 2011
$16,000,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of SIXTEEN MILLION DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-8	ISSUANCE DATE: JANUARY 21, 2011
$9,000,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of NINE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-9	ISSUANCE DATE: JANUARY 21, 2011
$6,000,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of SIX MILLION DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R.Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-10	ISSUANCE DATE: JANUARY 21, 2011
$4,000,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of FOUR MILLION DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-11	ISSUANCE DATE: JANUARY 21, 2011
$5,000,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to FIRST PENN-PACIFIC LIFE INSURANCE COMPANY, or registered assigns, the principal sum of FIVE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-12	ISSUANCE DATE: JANUARY 21, 2011
$28,000,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TWENTY-EIGHT MILLION DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-13	ISSUANCE DATE: JANUARY 21, 2011
$2,000,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to C.M. LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TWO MILLION DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-14	ISSUANCE DATE: JANUARY 21, 2011
$5,000,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to AMERICAN UNITED LIFE INSURANCE COMPANY, or registered assigns, the principal sum of FIVE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-15	ISSUANCE DATE: JANUARY 21, 2011
$2,500,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to THE STATE LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-16	ISSUANCE DATE: JANUARY 21, 2011
$500,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to PIONEER MUTUAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of FIVE HUNDRED THOUSAND DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-17	ISSUANCE DATE: JANUARY 21, 2011
$5,000,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to CUDD & CO., or registered assigns, the principal sum of FIVE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-18	ISSUANCE DATE: JANUARY 21, 2011
$2,000,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to CUDD & CO., or registered assigns, the principal sum of TWO MILLION DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-19	ISSUANCE DATE: JANUARY 21, 2011
$3,000,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to COUNTRY LIFE INSURANCE COMPANY, or registered assigns, the principal sum of THREE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-20	ISSUANCE DATE: JANUARY 21, 2011
$1,000,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to COTTON STATES LIFE INSURANCE COMPANY, or registered assigns, the principal sum of ONE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-21	ISSUANCE DATE: JANUARY 21, 2011
$2,000,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to PHOENIX LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TWO MILLION DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-22	ISSUANCE DATE: JANUARY 21, 2011
$1,000,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to PHL VARIABLE INSURANCE COMPANY, or registered assigns, the principal sum of ONE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-23	ISSUANCE DATE: JANUARY 21, 2011
$1,000,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to PHL VARIABLE INSURANCE COMPANY, or registered assigns, the principal sum of ONE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R. Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011

THIS 2011 SERIES A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

THE COMPANY (DEFINED BELOW) IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNT DUE UNDER THIS BOND AND, SUBJECT TO THE PROVISIONS OF THE INDENTURE (DEFINED BELOW), EACH HOLDER (AS DEFINED IN THE INDENTURE) HAS THE RIGHT TO SUE ON THIS BOND AND OBTAIN A PERSONAL JUDGMENT AGAINST THE COMPANY FOR SATISFACTION OF THE AMOUNT UNDER THIS BOND EITHER BEFORE OR AFTER A FORECLOSURE OF THE INDENTURE UNDER ALASKA STATUTES 09.45.170-09.45.220.

CHUGACH ELECTRIC ASSOCIATION, INC.

FIRST MORTGAGE BONDS, 2011 SERIES A DUE MARCH 15, 2041

NO. RB-24	ISSUANCE DATE: JANUARY 21, 2011
$2,000,000	PPN: 171265 A@0

FOR VALUE RECEIVED, the undersigned, CHUGACH ELECTRIC ASSOCIATION, INC. (herein called the “Company”), an electric cooperative organized and existing under the laws of the State of Alaska, hereby promises to pay to MARSHALL & ILSLEY TRUST COMPANY CUSTODIAN FOR THE NATIONAL MUTUAL BENEFIT ACCOUNT FIXED INCOME, or registered assigns, the principal sum of TWO MILLION DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2041, with interest computed on the basis of a 360-day year of twelve 30-day months (a) on the unpaid balance hereof at a rate of 4.75% per annum (plus, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined), an additional 2% per annum) from the date hereof, payable semiannually on the 15th day of each March and September, commencing on September 15, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the First Supplemental Indenture referred to below), payable semiannually as aforesaid (or, at the option of the registered Holder hereof, on demand), at the Default Rate (as defined in the First Supplemental Indenture referred to below).

“Interest Rate Adjustment Event” means the occurrence of any of the following:

(a)            the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the 2011 Series A Bond Purchase Agreement (as defined below); or

(b)            any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the 2011 Series A Bond Purchase Agreement (as defined below) or in any writing furnished in connection with the transactions contemplated by the First Supplemental Indenture (referred to below) proves to have been false or incorrect in any material respect on the date as of which made and, with respect to representations and warranties made after the date hereof, for which accurate information has not since been provided in writing to the Holder of this Bond.

Subject to Section 11 of the 2011 Series A Bond Purchase Agreement (defined below), payments of principal of, interest on, and any Make-Whole Amount with respect to this Bond are to be made in lawful money of the United States of America in accordance with the terms of the Indenture.

This Bond is one of the 2011 Series A Bonds (herein called the “Bonds”) issued pursuant to the First Supplemental Indenture, dated as of January 20, 2011 (as from time to time amended, the “First Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the Second Amended and Restated Indenture of Trust, dated as of January 20, 2011 (as amended and supplemented from time to time, the “Indenture”) and is entitled to the benefits thereof and the 2011 Series A Bond Purchase Agreement dated January 21, 2011 between the Company and the purchasers listed in Schedule A thereto (the “2011 Series A Bond Purchase Agreement”). Each Holder of this Bond will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 18 of the 2011 Series A Bond Purchase Agreement and (ii) made the representations set forth in Section 6 of the 2011 Series A Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Bond shall have the respective meanings ascribed to such terms in the First Supplemental Indenture.

This Bond shall be registered in the name of the Holder hereof. This Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney.

The Bonds shall be issued as fully registered Bonds without coupons and in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Bond. The cost, if any, of preparing each new Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by in accordance with Section 3.7 of the Indenture.

The Company will make the required prepayments of principal on this Bond on the dates and in the amount specified in the First Supplemental Indenture. This Bond is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in First Supplemental Indenture, but not otherwise.

If an Event of Default under the Indenture occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture. In the event that the principal of this Bond shall have been declared or otherwise become due and payable as described in the preceding sentence, then, in addition to paying the Holder hereof the entire unpaid principal amount of this Bond and all accrued and unpaid interest hereon (including, but not limited to, interest accrued hereon at the Default Rate), the Company shall pay to the Holder hereof (to the full extent permitted by applicable law) an amount equal to the Make-Whole Amount determined in respect of such principal amount.

The Holder of this Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture and the 2011 Series A Bond Purchase Agreement.

All acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the 2011 Series A Bonds issued under the Indenture, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, in accordance with its terms, have been done and taken.

It is the intention of the Holder to comply with the usury laws of the State of Alaska and of the United States of America. This Bond is hereby expressly limited such that in no contingency or event whatsoever, whether by reason of acceleration, prepayment, or otherwise, shall the amount of interest contracted for, charged or received by the Holder for the use, forbearance, or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the highest maximum rate permitted by applicable law. If fulfillment of any provisions hereof, at the time of performance of such provisions shall be due, shall involve transcending the valid limits prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the maximum rate allowed by applicable law. If any Holder receives as interest an amount which will exceed the maximum rate allowed by applicable law, such amount shall be applied to the reduction of the principal amount owing hereunder or on account of any other principal indebtedness owed to Holder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof and such other indebtedness, such excess shall be refunded. To the extent not prohibited by applicable law, determination of the maximum rate allowed by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of this Bond, all interest at any time contracted for, charged or received from the Company in connection with this Bond, so that the actual rate of interest on account of such indebtedness is uniform throughout the term of this Bond. The terms of this paragraph shall control and supersede any other provisions of this Bond.

This Bond shall be construed in accordance with and governed by the law of the State of Alaska.

No covenant or agreement contained in this Bond, the Indenture or the First Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his individual capacity, and no officer of the Company executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

This Bond shall not be entitled to any benefit under the Indenture or be valid until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon.

IN WITNESS WHEREOF, the Company has caused this Bond to be executed by a duly authorized officer of the Company.

CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ Michael R Cunningham
Name:
Title:	C.F.O.

This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Thomas Zrust
Authorized Signatory

Date of Authentication: January 21, 2011